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                                                                    EXHIBIT 10.5

                                  $310,600,000

                             CEDAR BRAKES I, L.L.C.

                8.50% SENIOR SECURED BONDS DUE FEBRUARY 15, 2014


                               PURCHASE AGREEMENT


                                                            September 20, 2000


CREDIT SUISSE FIRST BOSTON CORPORATION,
    Eleven Madison Avenue,
         New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. Cedar Brakes I, L.L.C., a Delaware limited liability company (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston Corporation, as initial purchaser (the "PURCHASER"), U.S.$310,600,000 principal amount of its 8.50% Senior Secured Bonds due February 15, 2014 (the "SECURITIES") to be issued under an indenture, dated as of September 26, 2000 (the "INDENTURE"), between the Company and Bankers Trust Company, as Trustee. The United States Securities Act of 1933 is herein referred to as the "SECURITIES ACT."

         The Company hereby agrees with the Purchaser as follows:

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Purchaser that:

            (a) A preliminary offering circular dated September 7, 2000
         (as it may be amended or supplemented, the "PRELIMINARY OFFERING CIRCULAR") and an offering circular dated September 21, 2000 (as it may be amended or supplemented, the "OFFERING CIRCULAR" and, together with the Preliminary Offering Circular, the "OFFERING DOCUMENT") relating to the Securities have been prepared by the Company. On the date of this Agreement, the Offering

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         Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by the Purchaser specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

            (b) The Company has been duly formed and is an existing limited liability company in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except when the failure to so qualify would not have a material adverse effect on the Company.

            (c) The Indenture has been duly authorized by the Company; the Securities have been duly authorized; and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company, such Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document in all material respects and the Indenture and such Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (d) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement dated the date hereof, between the Company and the Purchaser (the "REGISTRATION RIGHTS AGREEMENT"), except for (i) the filing with the Commission of the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement), (ii) the order of the Commission declaring such registration statement effective, (iii) approval by the New Jersey Bureau of Public Utilities of the Amended and Restated Power Purchase Agreement, and (iv) the approval by the Federal Energy Regulatory Commission pursuant to Section 205 of the Federal Power Act of 1920, as amended (the "FPA") for

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         the rates to be charged by the Company under the Amended and Restated
         Power Purchase Agreement.

            (e) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of their properties of the Company is subject, or the certificate of formation or limited liability company agreement of the Company, and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

            (f) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company.

            (g) Except as disclosed in the Offering Document, the Company has good and marketable title to all assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it.

            (h) The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company ("MATERIAL ADVERSE EFFECT").

            (i) Except as disclosed in the Offering Document, the Company is not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), does not own or operate any real property contaminated with any substance that is subject to any environmental laws, is not liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any

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         environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

            (j) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

            (k) The financial statements included in the Offering Document present fairly the financial position of the Company as of the date shown and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

            (l) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by of the Company on any class of its capital stock.

            (m) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

            (n) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Securities are listed on any national securities exchange registered under Section 6 of the United States

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         Securities Exchange Act of 1934 ("EXCHANGE ACT") or quoted in a U.S.
         automated inter-dealer quotation system.

            (o) Assuming the accuracy of the representations of the Purchaser herein, the offer and sale of the Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof, Rule 144A thereunder and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Securities under the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

            (p) Neither the Company nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Securities or any security of the same class or series as the Securities or (ii) has offered or will offer or sell the Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("REGULATION S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company and its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except for this Agreement.

         3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company all of the Securities, at a purchase price of 99.125% of the principal amount thereof plus accrued interest from September 26, 2000 to the Closing Date (as hereinafter defined).

         The Company will deliver against payment of the purchase price the Securities to be offered and sold by the Purchaser in reliance on Regulation S (the "REGULATION S SECURITIES") in the form of one or more permanent global Securities in registered form without interest coupons (the "REGULATION S GLOBAL SECURITIES") which will be deposited with the Trustee as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System

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("EUROCLEAR"), and Clearstream Bankings, societe anonyme ("CLEARSTREAM
LUXEMBOURG") and registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the purchase price the Securities to be purchased by the Purchaser hereunder and to be offered and sold by the Purchaser in reliance on Rule 144A under the Securities Act (the "144A SECURITIES") in the form of one permanent global security in definitive form without interest coupons (the "RESTRICTED GLOBAL SECURITIES") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Until the termination of the restricted period (as defined in Regulation S) with respect to the offering of the Securities, interests in the Regulation S Global Securities may only be held by the DTC participants for Euroclear and Clearstream Luxembourg. Interests in any permanent global Securities will be held only in book-entry form through Euroclear, Clearstream Luxembourg or DTC, as the case may be, except in the limited circumstances described in the Offering Document.

         Payment for the Regulation S Securities and the 144A Securities shall be made by the Purchaser in Federal (same day) funds by wire transfer to an account of the Company at a bank designated by the Issuer acceptable to the Purchaser at the office of Chadbourne & Parke LLP at 10:00 A.M., (New York time), on September 26, 2000 or at such other time not later than ten (10) full business days thereafter as the Purchaser and the Company determine, such time being herein referred to as the "CLOSING DATE", against delivery to the Trustee as custodian for DTC of (i) the Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Clearstream, Luxembourg and (ii) the Restricted Global Securities representing all of the 144A Securities. The Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the above office of Chadbourne & Parke LLP at least 24 hours prior to the Closing Date.

         Notwithstanding the foregoing, any Securities sold to Institutional Accredited Investors (as hereinafter defined) pursuant to Section 4(c) shall be issued in definitive, fully registered form and shall bear the legend relating thereto set forth under "Transfer Restrictions" in the Offering Document, but shall be paid for in the same manner as any Securities to be purchased by the Purchaser hereunder and to be offered and sold by it in reliance on Rule 144A under the Securities Act.

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         4. Representations by Purchaser; Resale by Purchaser.

            (a) The Purchaser represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

            (b) The Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. The Purchaser represents and agrees that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("RULE 144A"). Accordingly, neither the Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Securities, and the Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and Rule 144A. The Purchaser agrees that, at or prior to confirmation of sale of the Securities, other than a sale pursuant to Rule 144A, the Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "SECURITIES ACT") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

         Terms used in this subsection (b) which are defined in Regulation S have the meanings given to them therein.

            (c) The Purchaser may offer and sell the Securities in definitive, fully registered form to a limited number of institutions, each of which is reasonably believed by the Purchaser to be an "accredited investor" within the meaning of Rule 501(a)(1),(2), or (3) under the Securities Act or an entity in

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         which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1),(2), or (3) under the Securities Act (each, an "INSTITUTIONAL ACCREDITED INVESTOR"); provided that each such Institutional Accredited Investor executes and delivers to the Purchaser and the Company, prior to the consummation of any sale of Securities to such Institutional Accredited Investor, a purchaser's letter in substantially the form attached hereto as Annex A (a "PURCHASER'S LETTER").

            (d) The Purchaser agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except with the prior written consent of the Company.

            (e) The Purchaser agrees that it and each of its affiliates have not and will not offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

            (f) The Purchaser represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and
         (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in
         Article 11(3) of the Financial Services Act 1986 (Investment

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         Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

         5. Certain Agreements of the Company. The Company agrees with the Purchaser that:

            (a) The Company will advise the Purchaser promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without the Purchaser's consent, which consent will not be unreasonably withheld or delayed. If, at any time prior to the completion of the resale of the Securities by the Purchaser, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify the Purchaser of such event and promptly will prepare, as reasonably necessary, at its own expense, an amendment or supplement which will correct such statement or omission. Neither the Purchaser's consent to, nor its delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (b) The Company will furnish to the Purchaser copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Purchaser requests, and the Company will furnish to the Purchaser on the date hereof two copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Purchaser and, upon request of holders and prospective purchasers of the Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities. The Company will pay the expenses of printing and distributing to the Purchaser, such holders and prospective purchasers all such documents.

            (c) The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the

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         applicable laws of such jurisdictions in the United States and Canada as the Purchaser reasonably designates and the Company agrees to and will continue such qualifications in effect so long as required for the resale of the Securities by the Purchaser, provided that the Company will not be required to qualify as a foreign corporation or dealer in Securities or to file a general consent to service of process in any such jurisdiction or subject itself to taxation in any jurisdiction in which it is not otherwise so subject.

            (d) During the period of two years hereafter, the Company will furnish to the Purchaser, as soon as available after the end of each fiscal year, a copy of its annual report to equity-holders for such year; and during the period of two years hereafter, the Company will furnish to the Purchaser (i) as soon as available, a copy of each description of reports, notices or communications sent to securityholders, and (ii) from time to time, such other information concerning the Company as the Purchaser may reasonably request.

            (e) During the period of two years after the Closing Date or until the Securities are registered under the Securities Act, the Company will, upon request, furnish to the Purchaser and any holder of Securities a copy of the restrictions on transfer applicable to the Securities.

            (f) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by any of them.

            (g) During the period of two years after the Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

            (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its counsel; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Securities and, as applicable, the Exchange Securities (as defined in the Registration Rights Agreement), the preparation and printing of this Agreement, the Registration Rights Agreement, the Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Securities and as applicable, the Exchange Securities; (iii) the cost of listing the Securities and any expenses

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         incidental thereto; (iv) the cost of any advertising approved by the
         Company in connection with the issue of the Securities; (v) any reasonable expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada, as the Purchaser designates and the printing of memoranda relating thereto; (vi) any fees charged by investment rating agencies for the rating of the Securities or the Exchange Securities; and (vii) reasonable expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchaser. The Company will also pay or reimburse the Purchaser (to the extent incurred by them) for all travel expenses of the Purchaser and the Company's officers and employees and any other expenses of the Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Securities from the Purchaser.

            (i) In connection with the offering, until the Purchaser shall have notified the Company of the completion of the resale of the Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest in any Securities or attempt to induce any person to purchase any Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities.

            (j) For a period of 180 days after the date of the initial offering of the Securities by the Purchaser, the Company will not, without the prior written consent of the Purchaser, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue (other than the Securities). The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Securities.

         6. Conditions of the Obligation of the Purchaser. The obligation of the Purchaser to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties made by the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the

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performance by the Company of its obligations hereunder and to the following additional conditions precedent:

            (a) The Purchaser shall have received a letter, dated the date of this Agreement, of PricewaterhouseCoopers LLP in form and substance satisfactory to the Purchaser concerning the financial information with respect to the Company set forth in the Offering Document.

            (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Purchaser, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as an enterprise, which, in the judgment of the Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with the offering or the sale of and payment for the Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Securities.

            (c) The Purchaser shall have received opinions, dated the Closing Date, from each of Chadbourne & Parke LLP, counsel for the Company, and in-house counsel for the Company, with customary and appropriate qualifications and exceptions, which taken together provide that:

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                           (i) The Company has been duly formed and is an
                  existing limited liability company in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                           (ii) The Indenture has been duly authorized by the
                  Company; the Securities have been duly authorized; and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company, such Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document in all material respects and the Indenture and such Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (iii) The Company is not or, after giving effect to
                  the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                           (iv) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance or sale of the Securities by the Company, except such as may be required under state securities laws, and except for (i) the filing with the Commission of the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement), (ii) the order of the Commission declaring such registration statement effective,
                  (iii) approval by the New Jersey Bureau of Public Utilities of the Amended and Restated Power Purchase Agreement, the Interconnection Agreement, the Gas Call Agreement and the Capacity Release Agreement and (iv) the approvals by the Federal Energy Regulatory Commission (A) pursuant to
                  Section 205 of the FPA for the rates to be charged by the Company under the Amended and Restated Power Purchase Agreement;

                           (v) Except as disclosed in the Offering Document,
                  there are no pending actions, suits or proceedings against or affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened or, to the best of the Company's knowledge, contemplated;

                           (vi) The execution, delivery and performance of the
                  Indenture, this Agreement and the Registration Rights Agreement and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or the charter or limited liability agreement of the Company, and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

                           (vii) Nothing has come to the attention of such
                  counsel that would lead them to believe that the Offering Circular or any amendment or supplement thereto as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact necessary to make the statements therein not misleading; the descriptions in the Offering Circular of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information shown; it being understood that such counsel need express no opinion as to the financial statements or other financial or related statistical data contained in the Offering Circular;

                           (viii) This Agreement and the Registration Rights
                  Agreement have each been duly authorized, executed and delivered by the Company;

                           (ix) It is not necessary in connection with (i) the
                  offer, sale and delivery of the Securities by the Company to the Purchaser pursuant to this Agreement or (ii) the initial resales of the Securities by the Purchaser in the manner contemplated by this Agreement, to register the Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

            (d) The Purchaser shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Purchaser, such opinion or opinions, dated the Closing Date, with respect to the validity of the Securities, the Offering Circular, the exemption from registration for the offer and sale of the Securities by the Company to the Purchaser and the resales by the Purchaser as contemplated hereby and other related matters as the Purchaser may require, and of the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters, with reference to same in the Offering Circular.

            (e) The Purchaser shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

            (f) The Purchaser shall have received a letter, dated the Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

            (g) The Purchaser shall have received a letter, dated the date of this Agreement, from El Paso Energy Corporation ("EL PASO") in the form of Exhibit A attached hereto, regarding certain representations and warranties of El Paso to the Purchaser.

                  (h) The Purchaser shall have received a letter, dated the date of this Agreement, from Mesquite Investors, L.L.C. ("MESQUITE") in the form of Exhibit B attached hereto, regarding the indemnification of the Purchaser by Mesquite.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless the Purchaser, its partners, directors and officers and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below and provided, further that, with respect to any untrue statement in or omission from the Preliminary Offering Circular, this indemnity agreement shall not inure to the benefit of the Purchaser on account of any loss, claim, damage, liability or action arising from the sale of any Securities to any person by the Purchaser, to the extent that such sale was an initial resale by the Purchaser, and if the Purchaser failed to send or give a copy of the Offering Circular, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Preliminary Offering Circular was corrected in the Offering Circular and the Offering Circular was made available to the Purchaser prior to the sale of the Securities.

            (a) The Purchaser will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Purchaser consists of the following information in the Offering Document under the caption "Plan of Distribution" in paragraph 3 and paragraphs 5 through 10; provided, however, that the Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

            (c) Promptly after receipt by an indemnified party under this
         Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (such consent not to be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

            (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Securities or
         (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchaser from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchaser under this Section 7 shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Purchaser, the Company, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If for any reason the purchase of the Securities by the Purchaser is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 hereof and the respective obligations of the Company and the Purchaser pursuant to Section 7 hereof shall remain in effect; provided that, notwithstanding the foregoing, in such circumstances the Company shall not be obligated to reimburse the Purchaser for its out-of pocket expenses (excluding fees and disbursements of counsel in excess of $200,000); and provided further, that it the purchase of the Securities by the Purchaser is not consummated solely because of the occurrence of an event specified in Section 6(b)(iii), (iv) or (v), the Company shall have no obligation to reimburse the Purchaser for its out-of-pocket expenses (including fees and disbursements of counsel).

         9. Notices. All communications hereunder will be in writing and, if sent to the Purchaser will be mailed, delivered or telegraphed and confirmed to the Purchaser at Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1001 Louisiana Street, Houston, Texas 77002, Attention: President, with a copy to El Paso Energy Corporation at 1001 Louisiana Street, Houston, Texas 77002, Attention: General Counsel.

         10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder, except that holders of Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties hereto.

         11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably appoints CT Corporation System, 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its authorized agent in the Borough of Manhattan in the City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company, by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

         If the foregoing is in accordance with the Purchaser's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Purchaser in accordance with its terms.

                                  Very truly yours,

                                  CEDAR BRAKES I, L.L.C.


                                  By  /s/ Thomas G. Kilgore
                                      -----------------------------------------
                                  Name:  Thomas G. Kilgore
                                  Title: Attorney in Fact



     The foregoing Purchase Agreement
            is hereby confirmed and accepted
            as of the date first above written.


     CREDIT SUISSE FIRST BOSTON CORPORATION

            By  /s/ Wallace Henderson
                -------------------------------------
            Name:  Wallace Henderson
            Title: Managing Director

                                     ANNEX A

      FORM OF LETTER TO BE DELIVERED BY INSTITUTIONAL ACCREDITED INVESTORS

Cedar Brakes I, L.L.C.
El Paso Energy Corporation
1001 Louisiana Street
Houston, Texas  77002

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY 10010-3629

Dear Sirs:

         We are delivering this letter in connection with an offering of $310,600,000 8.50% Senior Secured Bonds due February 15, 2014 (the "SECURITIES") of Cedar Brakes I, L.L.C., Delaware limited liability company (the "COMPANY"), all as described in the Confidential Offering Circular (the "OFFERING CIRCULAR") relating to the offering.

         We hereby confirm that:

         (i) we are an "accredited investor" within the meaning of Rule 501(a)(l),(2) or (3) under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(l), (2) or (3) under the Securities Act (an "INSTITUTIONAL ACCREDITED INVESTOR");

         (ii) (A) any purchase of the Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or a fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or
(B) we are a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in
Section 3(a)(5)(A) of the Securities Act that is acquiring the Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

         (iii) in the event that we purchase any of the Securities, we will acquire Securities having a minimum purchase price of not less than $100,000 for our own account or for any separate account for which we are acting;

         (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

         (v) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling any of the Securities, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States in accordance with Regulation S under the Securities Act, as provided below; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

         (vi) we have received a copy of the Offering Circular relating to the offering of the Securities and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

         We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities have not been and will not be registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities that if in the future we decide to resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) pursuant to an effective registration statement under the Securities Act, (ii) inside the United States to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (iii) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act or (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) and (v) in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar and transfer agent for the Securities, will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Securities acquired by us, will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

         We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


Date:
     -----------------                      --------------------------------
                                            (Name of Purchaser)
                                            By:
                                               -----------------------------
                                               Name:
                                               Title:


                                            Address:

                                    EXHIBIT A

                               [Letter from EPEC]

                                    EXHIBIT B

                             [Letter from Mesquite]